UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

To Section 13 or 15 of the

Securities Exchange Act of 1934.

Date of Report (Date of Earliest Event Reported): January 28, 2004

Commission File Number 0-31014

HEALTHEXTRAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-2181356
(State or other Jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850

(Address of principal executive offices)

(301) 548-2900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.     Financial Statements and Exhibits.

(a)   Financial statements of business acquired:

        Not Applicable

(b)   Pro forma financial information:

        Not Applicable

(c)   Exhibits:

Exhibit No.	Description

99.1	Press Release Dated January 28, 2004

Item 12.     Results of Operations and Financial Condition.

On January 28, 2004, HealthExtras, Inc. announced its financial results for the year and fourth quarter ended December 31, 2003. The press release announcing financial results for the year and fourth quarter ended December 31, 2003 is filed as Exhibit 99.1 and incorporated herein by reference.

The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHEXTRAS, INC.

Dated: January 28, 2004	By:	/S/ MICHAEL P. DONOVAN
Michael P. Donovan
Chief Financial Officer and
Chief Accounting Officer